Other financial assets	12 Months Ended
Dec. 31, 2018
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Other financial assets

15. Other financial assets

All figures in £ millions	2018	2017
At beginning of year	77	65
Exchange differences	4	(4)
Acquisition of investments	13	3
Fair value movements	7	13
Disposal of investments	(8)	—

At end of year	93	77

Other financial assets comprise unlisted securities of £93m (2017: £77m) that are classified at fair value through other comprehensive income (FVOCI). The assets, which are not held for trading, relate to the Group’s interests in new and innovative educational ventures across the world. These are strategic investments and the Group considers the classification as FVOCI to be more relevant. None of the investments are individually significant to the financial statements. In 2018, equities held at a fair value of £8m (2017: £nil) were disposed. The cumulative gain on disposal was £nil and £2m was recycled from the fair value reserve to retained earnings.